Exhibit 99.4

FieldPoint Petroleum Corporation

Estimates of

Proved Reserves and Revenues

As of January 1, 2012

SEC Price Guideline Case

Table of Contents

September 30,
Discussion

Reserve Definitions

Summaries by Reserve Category
Total Proved
Proved Producing
Proved Behind Pipe
Proved Undeveloped

One-Line Summaries
Sort by Reserve Category
Sort by Field
Value Sort – by PW10%

Proved Developed Producing
Proved Behind Pipe
Proved Undeveloped

March 2, 2012

Mr. Ray Reaves

FieldPoint Petroleum Corporation

1703 Edelweiss Drive

Cedar Park, Texas 76613

Ref:	FieldPoint Petroleum Corporation

Estimates of Proved Reserves and Revenues

As of January 1, 2012

SEC Guideline Case

Dear Mr. Reaves:

In accordance with your request, we have estimated total proved reserves as of January 1, 2012 to FieldPoint Petroleum Corporation’s interests in selected oil and gas properties located in Louisiana, New Mexico, Oklahoma, Texas and Wyoming.

As presented in this report, we estimate the net reserves and future net revenue to FieldPoint Petroleum Corporation’s interests as follows:

FieldPoint Petroleum Corporation

Total Proved Reserves

As of January 1, 2012

	September 30,	September 30,	September 30,	September 30,
	Proved
	Developed	Proved	Proved
SEC Price Guideline Case	Producing	Behind Pipe	Undeveloped	Total Proved

Estimated Future Net Liquids, MBbl	777.56	22.34	206.17	1,006.07
Estimated Future Net Gas, MMcf	1,087.42	146.81	336.08	1,570.31

Total Future Gross Revenue, M$	76,406.48	2,766.06	20,353.11	99,525.66
Direct Operating Costs, Transportation, and Taxes, M$	31,967.67	554.70	4,761.00	37,283.37

Capital Expenditures, M$	0.00	62.04	4,861.55	4,923.59
Estimated Future Net Revenue (“FNR”), M$	44,438.81	2,149.32	10,730.57	57,318.70
Discounted FNR at 10%, M$	24,902.78	1,301.01	5,123.26	31,327.05
Discounted FNR at 15%, M$	20,769.62	1,077.46	3,665.68	25,512.76

This report has been prepared in accordance with the Society of Petroleum Engineers (“SPE”)—Petroleum Resources Management System (“SPE-PRMS”). Risk factors have not been applied to these estimates. A copy of the SPE-PRMS oil and gas reserve definitions for “Proved” reserves (Table 3 to the SPE-PRMS) are attached hereto. This report also conforms to our understanding of the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserve Information promulgated by SPE and the Guidelines for Application of Definitions for Oil and Gas Reserves prepared by the Society of Petroleum Evaluation Engineers (“SPEE”).

The oil reserves shown are expressed in barrels where one barrel equals 42 US gallons. Gas volumes are expressed in millions of standard cubic feet (MMCF). The reserve and income quantities attributable to the different reserve classifications that are included herein have not been adjusted to reflect the varying degrees of risk associated with them and thus are not comparable.

Future reserves in this report are based on conventional decline curve analysis. The reserves are expressed as property gross and net reserves. Values for reserves are expressed in terms of future net revenue and present worth of future net revenue. Future net revenue is defined as revenue that will accrue to the appraised interests from the production and sale of the estimated net reserves after deducting production taxes, ad valorem taxes, direct lease operating expenses and capital costs. Neither plug and abandonment costs nor salvage was considered in this evaluation. No estimate of Federal Income Tax has been made in this report. Present worth is defined as the future net revenue discounted at the rate shown per year, compounded monthly. The present worth used in this case is 10% per year, compounded monthly.

Prices utilized herein are the average prices of the 12-month prior to the ending date of the period covered by this report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period. An average oil price of $96.19 per barrel based on the WTI Cushing, Oklahoma SPOT price and an average gas price of $4.12 per Mcf based on the Henry Hub Gas Cash Market Price were used. No price escalations are included in this report as per SEC regulations. Where applicable, transportation costs have been included and adjustments for heating content, premiums and basis differentials have been applied.

Lease operating expenses are used to establish the economic limit of each property in this report and were not escalated. FieldPoint Petroleum Corporation provided these expenses for the Bass Petroleum, Inc. (part of FieldPoint Petroleum Corporation) operated wells and the non-operated wells. FieldPoint removed COPAS operating charges, capital expenditures and ad valorem taxes from the monthly operating expenses. Severance and ad valorem taxes were also applied as a percentage of gross revenue. A property is considered uneconomic when expenses exceed gross revenues.

Information necessary for the preparation of these estimates was obtained from records furnished by FieldPoint Petroleum Corporation and from commercially available data sources. For purposes of this report, the individual well test and production data, as reported by the above sources, were accepted as represented together with all other factual data presented by FieldPoint Petroleum Corporation including the extent and character of the interest evaluated. No field inspection of the properties was performed.

All reserve estimates herein have been performed in accordance with sound engineering principles and generally accepted industry practice. As in all aspects of oil and gas evaluations, there are uncertainties inherent in the interpretation of engineering and geologic data and all conclusions and projections contained herein represent the informed, professional judgment of the undersigned. The reserves may or may not be recovered, and the revenues therefrom and the cost related thereto could be more or less than the estimated amounts. Estimates of reserves may increase or decrease as a result of future operations, governmental policies, product supply and demand, and also are subject to revision as additional operating history becomes available and as economic conditions change.

FIELDPOINT PETROLEUM CORPORATION	March 2, 2012

The evaluation of potential environmental liability costs from the operation and abandonment of the properties evaluated was beyond the scope of this report. In addition, no evaluation was made to determine the degree of operator compliance with current environmental rules, regulations and reporting requirements. Therefore, no estimate of the potential economic liability, if any, from environmental concerns is included in the projections presented herein.

FieldPoint Petroleum Corporation provided basic well information, operating costs, initial test rates and ownership interests which we have accepted as correct. Historical production data was obtained from public sources such as state regulatory agencies, Lasser Production Data Services, Drillinginfo and IHS Energy Data Services. Digital, hard copy and other pertinent data relating to the properties evaluated will be retained in our files and will be available for review upon request. We have not inspected or performed well tests on the individual properties in this report.

We do not own an interest in the subject properties. The employment to make this study and the compensation is not contingent on our estimates of reserves and future income for the subject properties.

We appreciate the opportunity to prepare this report. If you have any questions regarding this report or if we can assist in any other way please do not hesitate to call. Thank you again for the opportunity to be of service in this matter.

Sincerely,

Wayman T. Gore, Jr., P.E.

President

PGH Petroleum & Environmental Engineers, L.L.C.

David N. Dennard, P.E.

Staff Engineer

PGH Petroleum & Environmental Engineers, L.L.C.

FIELDPOINT PETROLEUM CORPORATION	March 2, 2012

Table 3: Reserves Category Definitions and Guidelines

Category	Definition	Guidelines
Proved Reserves

Proved Reserves are those quantities of petroleum, which by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under defined economic conditions, operating methods, and government regulations.

If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.

The area of the reservoir considered as Proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) adjacent undrilled portions of the reservoir that can reasonably be judged as continuous with it and commercially productive on the basis of available geoscience and engineering data.

In the absence of data on fluid contacts, Proved quantities in a reservoir are limited by the lowest known hydrocarbon (LKH) as seen in a well penetration unless otherwise indicated by definitive geoscience, engineering, or performance data. Such definitive information may include pressure gradient analysis and seismic indicators. Seismic data alone may not be sufficient to define fluid contacts for Proved reserves (see “2001 Supplemental Guidelines, ” Chapter 8).

Reserves in undeveloped locations may be classified as Proved provided that:

•      The locations are in undrilled areas of the reservoir that can be judged with reasonable certainty to be commercially productive.

•      Interpretations of available geoscience and engineering data indicate with reasonable certainty that the objective formation is laterally continuous with drilled Proved locations.

For Proved Reserves, the recovery efficiency applied to these reservoirs should be defined based on a range of possibilities supported by analogs and sound engineering judgment considering the characteristics of the Proved area and the applied development program.

Probable Reserves

Probable Reserves are those additional Reserves which analysis of geoscience and engineering data indicate are less likely to be recovered than Proved Reserves but more certain to be recovered than Possible Reserves.

It is equally likely that actual remaining quantities recovered will be greater than or less than the sum of the estimated Proved plus Probable Reserves (2P). In this context, when probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the 2P estimate.

Probable Reserves may be assigned to areas of a reservoir adjacent to Proved where data control or interpretations of available data are less certain. The interpreted reservoir continuity may not meet the reasonable certainty criteria.

Probable estimates also include incremental recoveries associated with project recovery efficiencies beyond that assumed for Proved.

	September 30,	September 30,
Category	Definition	Guidelines
Possible Reserves	Possible Reserves are those additional reserves which analysis of geoscience and engineering data indicate are less likely to be recoverable than Probable Reserves.

The total quantities ultimately recovered from the project have a low probability to exceed the sum of Proved plus Probable plus Possible (3P), which is equivalent to the high estimate scenario. When probabilistic methods are used, there should be at least a 10% probability that the actual quantities recovered will equal or exceed the 3P estimate.

Possible Reserves may be assigned to areas of a reservoir adjacent to Probable where data control and interpretations of available data are progressively less certain. Frequently, this may be in areas where geoscience and engineering data are unable to clearly define the area and vertical reservoir limits of commercial production from the reservoir by a defined project.

Possible estimates also include incremental quantities associated with project recovery efficiencies beyond that assumed for Probable.

Probable and Possible Reserves	(See above for separate criteria for Probable Reserves and Possible Reserves.)

The 2P and 3P estimates may be based on reasonable alternative technical and commercial interpretations within the reservoir and/or subject project that are clearly documented, including comparisons to results in successful similar projects.

In conventional accumulations, Probable and/or Possible Reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from Proved areas by minor faulting or other geological discontinuities and have not been penetrated by a wellbore but are interpreted to be in communication with the known (Proved) reservoir. Probable or Possible Reserves may be assigned to areas that are structurally higher than the Proved area. Possible (and in some cases, Probable) Reserves may be assigned to areas that are structurally lower than the adjacent Proved or 2P area.

Caution should be exercised in assigning Reserves to adjacent reservoirs isolated by major, potentially sealing, faults until this reservoir is penetrated and evaluated as commercially productive. Justification for assigning Reserves in such cases should be clearly documented. Reserves should not be assigned to areas that are clearly separated from a known accumulation by non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results); such areas may contain Prospective Resources.

In conventional accumulations, where drilling has defined a highest known oil (HKO) elevation and there exists the potential for an associated gas cap, Proved oil Reserves should only be assigned in the structurally higher portions of the reservoir if there is reasonable certainty that such portions are initially above bubble point pressure based on documented engineering analyses. Reservoir portions that do not meet this certainty may be assigned as Probable and Possible oil and/or gas based on reservoir fluid properties and pressure gradient interpretations.

Summaries by Reserve Category

Date : 03/02/2012	9:44:28AM	ECONOMIC SUMMARY PROJECTION
Proved Rsv Class
Project Name :	FieldPoint Petroleum Corporation	As Of Date : 01/01/2012
Partner :	All Cases	Discount Rate (%) : 10.00
Case Type :	REPORT BREAK TOTAL CASE	All Cases

Cum Oil (Mbbl) :	76,133.90
Cum Gas (MMcf) :	27,280.63
Cum NGL (Mgal) :	17.12

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2012	344.29	1,168.12	196.09	114.01	197.51	84.81	91.04	4.21	0.92	11,289.45
2013	323.98	823.12	184.85	89.90	145.66	79.95	90.95	4.72	0.92	8,937.27
2014	327.84	741.04	174.75	87.79	138.69	75.58	91.11	4.67	0.92	8,715.27
2015	267.37	591.98	165.20	72.70	112.96	71.45	91.05	4.63	0.92	7,207.60
2016	232.78	507.13	156.58	63.36	96.87	67.72	91.00	4.59	0.92	6,272.18

2017	202.76	433.35	147.61	55.90	84.01	63.84	90.95	4.59	0.92	5,527.94
2018	179.05	380.09	139.54	48.84	74.38	60.35	90.89	4.59	0.92	4,835.88
2019	161.29	337.95	131.91	44.40	66.81	57.05	90.85	4.59	0.92	4,392.57
2020	147.03	305.22	125.03	40.70	60.72	54.08	90.82	4.59	0.92	4,024.92
2021	133.82	275.45	117.87	37.15	54.86	50.98	90.80	4.58	0.92	3,670.80

2022	107.10	247.96	111.42	31.60	49.23	48.19	90.54	4.56	0.92	3,129.35
2023	96.57	224.45	105.33	28.92	44.92	45.56	90.47	4.56	0.92	2,862.83
2024	89.03	191.26	99.84	26.81	40.15	43.18	90.44	4.60	0.92	2,648.63
2025	81.46	168.08	94.12	24.46	36.35	40.71	90.41	4.62	0.92	2,416.95
2026	75.28	154.10	88.97	22.74	33.46	38.48	90.39	4.61	0.92	2,245.45

Rem	654.77	1,487.97	1,313.35	216.78	333.74	568.02	90.08	3.89	0.92	21,348.57
Total	3,424.42	8,037.26	3,352.46	1,006.07	1,570.31	1,449.94	90.71	4.42	0.92	99,525.66

Ult	79,558.32	35,317.89	3,369.58

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2012	48.00	767.58	429.91	2,538.75	1,393.33	0.00	0.00	0.00	6,159.89	5,851.82
2013	50.00	600.90	301.41	2,234.84	1,375.37	0.00	0.00	0.00	4,424.74	9,689.28
2014	50.00	584.37	263.10	0.00	1,418.66	0.00	0.00	0.00	6,449.14	14,729.19
2015	51.00	478.80	211.55	150.00	1,392.93	0.00	0.00	0.00	4,974.32	18,245.85
2016	50.00	413.28	180.62	0.00	1,370.93	0.00	0.00	0.00	4,307.35	21,001.91

2017	49.00	362.94	157.18	0.00	1,360.92	0.00	0.00	0.00	3,646.89	23,113.61
2018	48.00	319.14	136.64	0.00	1,224.09	0.00	0.00	0.00	3,156.01	24,767.74
2019	45.00	289.19	123.14	0.00	1,219.34	0.00	0.00	0.00	2,760.90	26,077.62
2020	45.00	264.44	111.98	0.00	1,214.43	0.00	0.00	0.00	2,434.07	27,122.93
2021	42.00	240.94	101.40	0.00	1,196.51	0.00	0.00	0.00	2,131.95	27,951.60

2022	39.00	203.99	86.42	0.00	954.26	0.00	0.00	0.00	1,884.68	28,614.72
2023	36.00	186.12	78.53	0.00	920.73	0.00	0.00	0.00	1,677.45	29,149.00
2024	34.00	171.79	72.14	0.00	905.13	0.00	0.00	0.00	1,499.56	29,581.35
2025	31.00	157.11	65.45	0.00	863.81	0.00	0.00	0.00	1,330.58	29,928.55
2026	29.00	145.89	60.41	0.00	852.96	0.00	0.00	0.00	1,186.19	30,208.76

Rem.		1,394.62	552.31	0.00	10,106.65	0.00	0.00	0.00	9,294.99	1,118.29
Total		6,581.12	2,932.18	4,923.59	27,770.07	0.00	0.00	0.00	57,318.70	31,327.05

	September 30,	September 30,	September 30,		September 30,
		Present Worth Profile (M$)
		PW	5.00	% :	40,507.86
Disc. Initial Invest. (M$) :	2,412.632	PW	9.00	% :	32,816.73
ROInvestment (disc/undisc) :	13.98 /23.83	PW	10.00	% :	31,327.05
Years to Payout :	0.26	PW	12.00	% :	28,715.23
Internal ROR (%) :	>1000	PW	15.00	% :	25,512.76
		PW	20.00	% :	21,491.14

TRC Eco DetailedNGL.rpt	Page : 1

Date : 03/02/2012	9:44:28AM	ECONOMIC SUMMARY PROJECTION
Proved Rsv Class
Project Name :	FieldPoint Petroleum Corporation	As Of Date : 01/01/2012	Producing Rsv Category
Partner :	All Cases	Discount Rate (%) : 10.00
Case Type :	REPORT BREAK TOTAL CASE	All Cases

Cum Oil (Mbbl) :	76,133.90
Cum Gas (MMcf) :	27,280.63
Cum NGL (Mgal) :	17.12

	Gross	Gross	Gross	Net	Net	Net	Oil	Gas	NGL	Total
	Oil	Gas	NGL	Oil	Gas	NGL	Price	Price	Price	Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2012	301.40	525.71	196.09	98.58	128.91	84.81	91.01	4.45	0.92	9,622.29
2013	207.48	351.24	184.85	66.16	87.02	79.95	90.93	4.52	0.92	6,481.93
2014	175.02	303.92	174.75	55.54	73.61	75.58	90.89	4.53	0.92	5,450.81
2015	154.80	272.80	165.20	48.97	65.62	71.45	90.85	4.54	0.92	4,812.68
2016	140.32	247.97	156.58	44.42	59.20	67.72	90.83	4.52	0.92	4,364.14

2017	128.07	226.88	147.61	40.67	54.16	63.84	90.80	4.52	0.92	3,995.79
2018	116.32	208.81	139.54	36.17	49.83	60.35	90.74	4.52	0.92	3,562.27
2019	107.32	192.18	131.91	33.62	46.15	57.05	90.72	4.52	0.92	3,311.08
2020	99.74	178.64	125.03	31.40	43.02	54.08	90.70	4.52	0.92	3,091.58
2021	92.12	164.88	117.87	29.07	39.62	50.98	90.69	4.51	0.92	2,861.19

2022	69.97	150.59	111.42	24.51	35.99	48.19	90.36	4.47	0.92	2,419.87
2023	63.37	138.41	105.33	22.67	33.36	45.56	90.30	4.46	0.92	2,237.83
2024	59.15	127.30	99.84	21.26	30.92	43.18	90.28	4.49	0.92	2,097.40
2025	54.63	118.18	94.12	19.54	28.76	40.71	90.25	4.49	0.92	1,930.40
2026	51.06	108.89	88.97	18.35	26.72	38.48	90.24	4.49	0.92	1,811.42

Rem	443.78	1,077.43	1,313.35	186.63	284.52	568.02	89.92	3.70	0.92	18,355.81
Total	2,264.56	4,393.82	3,352.46	777.56	1,087.42	1,449.94	90.55	4.29	0.92	76,406.48

Ult	78,398.46	31,674.45	3,369.58

		Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
	Well	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2012	46.00	646.53	350.27	0.00	1,377.84	0.00	0.00	0.00	7,247.66	6,940.18
2013	43.00	425.22	204.15	0.00	1,312.58	0.00	0.00	0.00	4,539.98	10,859.57
2014	41.00	354.12	161.32	0.00	1,308.09	0.00	0.00	0.00	3,627.28	13,692.09
2015	41.00	310.83	137.74	0.00	1,280.44	0.00	0.00	0.00	3,083.68	15,871.32
2016	40.00	280.80	122.30	0.00	1,254.66	0.00	0.00	0.00	2,706.38	17,602.30

2017	39.00	256.76	110.36	0.00	1,244.65	0.00	0.00	0.00	2,384.01	18,982.31
2018	38.00	231.12	97.69	0.00	1,107.82	0.00	0.00	0.00	2,125.64	20,096.13
2019	35.00	214.66	90.07	0.00	1,103.07	0.00	0.00	0.00	1,903.28	20,998.95
2020	35.00	200.31	83.50	0.00	1,098.16	0.00	0.00	0.00	1,709.60	21,733.03
2021	32.00	185.48	76.80	0.00	1,080.24	0.00	0.00	0.00	1,518.67	22,323.24

2022	29.00	155.53	64.97	0.00	837.99	0.00	0.00	0.00	1,361.37	22,802.16
2023	26.00	143.55	59.75	0.00	804.46	0.00	0.00	0.00	1,230.06	23,193.89
2024	24.00	134.40	55.68	0.00	791.93	0.00	0.00	0.00	1,115.38	23,515.43
2025	22.00	124.23	51.01	0.00	752.54	0.00	0.00	0.00	1,002.62	23,777.03
2026	20.00	116.63	47.62	0.00	741.69	0.00	0.00	0.00	905.47	23,990.90

Rem.		1,201.39	470.20	0.00	8,706.51	0.00	0.00	0.00	7,977.71	911.89
Total		4,981.57	2,183.41	0.00	24,802.69	0.00	0.00	0.00	44,438.81	24,902.78

	September 30,	September 30,	September 30,		September 30,
		Present Worth Profile (M$)
		PW	5.00	% :	31,588.92
Disc. Initial Invest. (M$) :	0.000	PW	9.00	% :	25,973.13
ROInvestment (disc/undisc) :	0.00 /0.00	PW	10.00	% :	24,902.78
Years to Payout :	0.00	PW	12.00	% :	23,038.08
Internal ROR (%) :	0.00	PW	15.00	% :	20,769.62
		PW	20.00	% :	17,940.91

TRC Eco DetailedNGL.rpt	Page : 2

Date : 03/02/2012	10:11:36AM	ECONOMIC SUMMARY PROJECTION
Proved Rsv Class
Project Name :	FieldPoint Petroleum Corporation	As Of Date : 01/01/2012	Behind Pipe Rsv Category
Partner :	All Cases	Discount Rate (%) : 10.00
Case Type :	REPORT BREAK TOTAL CASE	All Cases

Cum Oil (Mbbl) :	0.00
Cum Gas (MMcf) :	0.00
Cum NGL (Mgal) :	0.00

	Gross	Gross	Gross	Net	Net	Net	Oil	Gas	NGL	Total
	Oil	Gas	NGL	Oil	Gas	NGL	Price	Price	Price	Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2012	0.00	568.77	0.00	0.00	42.09	0.00	0.00	3.53	0.00	148.69
2013	37.87	342.69	0.00	4.17	27.19	0.00	90.83	5.03	0.00	515.12
2014	27.30	218.75	0.00	3.00	17.51	0.00	90.83	5.21	0.00	363.94
2015	19.19	152.04	0.00	2.11	12.18	0.00	90.83	5.23	0.00	255.36
2016	14.90	113.82	0.00	1.64	9.14	0.00	90.83	5.28	0.00	197.19

2017	12.16	88.90	0.00	1.34	7.17	0.00	90.83	5.35	0.00	159.83
2018	10.30	72.09	0.00	1.13	5.83	0.00	90.83	5.43	0.00	134.62
2019	8.95	60.00	0.00	0.98	4.87	0.00	90.83	5.51	0.00	116.26
2020	7.94	51.08	0.00	0.87	4.16	0.00	90.83	5.58	0.00	102.57
2021	7.10	43.77	0.00	0.78	3.58	0.00	90.83	5.66	0.00	91.19

2022	6.39	37.68	0.00	0.70	3.10	0.00	90.83	5.75	0.00	81.63
2023	5.75	32.46	0.00	0.63	2.68	0.00	90.83	5.84	0.00	73.09
2024	5.19	15.56	0.00	0.57	1.40	0.00	90.83	7.51	0.00	62.37
2025	4.66	6.25	0.00	0.51	0.69	0.00	90.83	10.81	0.00	53.96
2026	4.19	5.62	0.00	0.46	0.62	0.00	90.83	10.81	0.00	48.56

Rem	31.22	41.89	0.00	3.43	4.61	0.00	90.83	10.81	0.00	361.71
Total	203.11	1,851.38	0.00	22.34	146.81	0.00	90.83	5.02	0.00	2,766.06

Ult	203.11	1,851.38	0.00

		Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
	Well	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
Year	Coun	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2012	1.00	12.18	3.72	45.00	4.99	0.00	0.00	0.00	82.80	77.45
2013	2.00	38.03	12.88	17.04	11.00	0.00	0.00	0.00	436.18	451.59
2014	2.00	26.81	9.10	0.00	12.20	0.00	0.00	0.00	315.83	698.75
2015	2.00	18.81	6.38	0.00	12.20	0.00	0.00	0.00	217.97	853.02
2016	2.00	14.51	4.93	0.00	12.20	0.00	0.00	0.00	165.55	959.01

2017	2.00	11.75	4.00	0.00	12.20	0.00	0.00	0.00	131.88	1,035.40
2018	2.00	9.89	3.37	0.00	12.20	0.00	0.00	0.00	109.16	1,092.64
2019	2.00	8.54	2.91	0.00	12.20	0.00	0.00	0.00	92.62	1,136.59
2020	2.00	7.53	2.56	0.00	12.20	0.00	0.00	0.00	80.27	1,171.07
2021	2.00	6.69	2.28	0.00	12.20	0.00	0.00	0.00	70.02	1,198.29

2022	2.00	5.98	2.04	0.00	12.20	0.00	0.00	0.00	61.40	1,219.90
2023	2.00	5.35	1.83	0.00	12.20	0.00	0.00	0.00	53.71	1,237.01
2024	2.00	4.54	1.56	0.00	9.12	0.00	0.00	0.00	47.15	1,250.60
2025	1.00	3.91	1.35	0.00	7.20	0.00	0.00	0.00	41.50	1,261.43
2026	1.00	3.52	1.21	0.00	7.20	0.00	0.00	0.00	36.63	1,270.09

Rem.		26.19	9.04	0.00	119.83	0.00	0.00	0.00	206.65	30.92
Total		204.22	69.15	62.04	281.33	0.00	0.00	0.00	2,149.32	1,301.01

	September 30,	September 30,	September 30,		September 30,
		Present Worth Profile (M$)
		PW	5.00	% :	1,627.69
Disc. Initial Invest. (M$) :	15.176	PW	9.00	% :	1,356.14
ROInvestment (disc/undisc) :	86.73 /127.13	PW	10.00	% :	1,301.01
Years to Payout :	0.39	PW	12.00	% :	1,202.28
Internal ROR (%) :	417.77	PW	15.00	% :	1,077.46
		PW	20.00	% :	914.20

TRC Eco DetailedNGL.rpt	Page : 75

Date : 03/02/2012	10:11:36AM	ECONOMIC SUMMARY PROJECTION
Proved Rsv Class
Project Name :	FieldPoint Petroleum Corporation	As Of Date : 01/01/2012	Undeveloped Rsv Category
Partner :	All Cases	Discount Rate (%) : 10.00
Case Type :	REPORT BREAK TOTAL CASE	All Cases

Cum Oil (Mbbl) :	0.00
Cum Gas (MMcf) :	0.00
Cum NGL (Mgal) :	0.00

	Gross	Gross	Gross	Net	Net	Net	Oil	Gas	NGL	Total
	Oil	Gas	NGL	Oil	Gas	NGL	Price	Price	Price	Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2012	42.88	73.65	0.00	15.44	26.51	0.00	91.21	4.17	0.00	1,518.48
2013	78.63	129.19	0.00	19.58	31.45	0.00	91.05	5.01	0.00	1,940.21
2014	125.51	218.37	0.00	29.25	47.57	0.00	91.57	4.68	0.00	2,900.52
2015	93.38	167.15	0.00	21.61	35.16	0.00	91.52	4.60	0.00	2,139.56
2016	77.56	145.34	0.00	17.30	28.53	0.00	91.46	4.51	0.00	1,710.86

2017	62.53	117.56	0.00	13.89	22.68	0.00	91.41	4.51	0.00	1,372.32
2018	52.43	99.18	0.00	11.54	18.71	0.00	91.35	4.51	0.00	1,139.00
2019	45.02	85.77	0.00	9.79	15.79	0.00	91.30	4.51	0.00	965.23
2020	39.35	75.49	0.00	8.43	13.53	0.00	91.26	4.51	0.00	830.78
2021	34.60	66.80	0.00	7.30	11.65	0.00	91.21	4.52	0.00	718.42

2022	30.74	59.69	0.00	6.38	10.14	0.00	91.17	4.53	0.00	627.85
2023	27.46	53.58	0.00	5.61	8.88	0.00	91.13	4.53	0.00	551.90
2024	24.69	48.41	0.00	4.98	7.83	0.00	91.10	4.53	0.00	488.86
2025	22.17	43.65	0.00	4.41	6.90	0.00	91.07	4.53	0.00	432.60
2026	20.03	39.58	0.00	3.93	6.12	0.00	91.04	4.52	0.00	385.46

Rem	179.78	368.64	0.00	26.71	44.62	0.00	91.15	4.39	0.00	2,631.05
Total	956.76	1,792.05	0.00	206.17	336.08	0.00	91.31	4.55	0.00	20,353.11

Ult	956.76	1,792.05	0.00

		Net Tax	Net Tax	Net	Net	Net	Other	Net	Annual	Cum Disc.
	Well	Production	AdValorem	Investment	Lease Costs	Well Costs	Costs	Profits	Cash Flow	Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2012	1.00	108.88	75.92	2,493.75	10.50	0.00	0.00	0.00	-1,170.57	-1,165.82
2013	5.00	137.65	84.38	2,217.80	51.79	0.00	0.00	0.00	-551.42	-1,621.88
2014	7.00	203.45	92.68	0.00	98.37	0.00	0.00	0.00	2,506.02	338.35
2015	8.00	149.17	67.43	150.00	100.29	0.00	0.00	0.00	1,672.68	1,521.52
2016	8.00	117.97	53.40	0.00	104.07	0.00	0.00	0.00	1,435.42	2,440.61

2017	8.00	94.42	42.83	0.00	104.07	0.00	0.00	0.00	1,131.00	3,095.89
2018	8.00	78.14	35.58	0.00	104.07	0.00	0.00	0.00	921.21	3,578.97
2019	8.00	65.99	30.17	0.00	104.07	0.00	0.00	0.00	765.00	3,942.08
2020	8.00	56.60	25.91	0.00	104.07	0.00	0.00	0.00	644.19	4,218.84
2021	8.00	48.77	22.32	0.00	104.07	0.00	0.00	0.00	543.26	4,430.07

2022	8.00	42.48	19.40	0.00	104.07	0.00	0.00	0.00	461.90	4,592.66
2023	8.00	37.21	16.95	0.00	104.07	0.00	0.00	0.00	393.67	4,718.10
2024	8.00	32.85	14.91	0.00	104.07	0.00	0.00	0.00	337.04	4,815.31
2025	8.00	28.97	13.09	0.00	104.07	0.00	0.00	0.00	286.46	4,890.09
2026	8.00	25.74	11.57	0.00	104.07	0.00	0.00	0.00	244.08	4,947.78

Rem.		167.04	73.07	0.00	1,280.31	0.00	0.00	0.00	1,110.63	175.48
Total		1,395.33	679.62	4,861.55	2,686.05	0.00	0.00	0.00	10,730.57	5,123.25

	September 30,	September 30,	September 30,		September 30,
		Present Worth Profile (M$)
		PW	5.00	% :	7,291.25
Disc. Initial Invest. (M$) :	2,397.457	PW	9.00	% :	5,487.46
ROInvestment (disc/undisc) :	3.14 /5.30	PW	10.00	% :	5,123.25
Years to Payout :	2.65	PW	12.00	% :	4,474.87
Internal ROR (%) :	51.22	PW	15.00	% :	3,665.68
		PW	20.00	% :	2,636.03

TRC Eco DetailedNGL.rpt	Page : 78

– One-Line Summary –

Sort by

Reserve Category & Lease Name

All Cases	PGH Petroleum & Environmental Engineers, L.L.C.	Date :	3/2/2012
		Time :	9:47:35AM
	Economic Information	File :	oint Reserves 2012-01.Phd

											Disc FNR,
	Rsv	Gross Rem Resv		Net Rem Resv		Net	Sev + Adv	Oper	Capital	FNR	BTax
Lease Name	Cat	Oil Mbbl	Gas MMcf	Oil Mbbl	Gas MMcf	Rev M$	Tax M$	Exp M$	Costs M$	BTax M$	@ 10%, M$

Proved Rsv Class	Total	3,424.42	8,037.26	1,006.07	1,570.31	99,525.66	9,513.30	27,770.07	4,923.59	57,318.70	31,327.05

Proved Rsv Class
Producing Rsv Category	Total	2,264.56	4,393.82	777.56	1,087.42	76,406.48	7,164.98	24,802.69	0.00	44,438.81	24,902.78
APACHE BROMIDE SAND UNIT	PDP	755.83	354.29	145.951	68.41	13,729.85	1,317.38	6,527.65	0.00	5,884.82	3,342.66
ARROWHEAD #1-49	PDP	21.48	0.00	12.860	0.00	1,175.01	83.43	476.03	0.00	615.56	438.35
BUCHANAN -L- Lease	PDP	37.39	200.05	3.799	20.32	414.38	31.37	179.65	0.00	203.36	112.86
BUCHANAN M 1	PDP	13.70	72.60	1.392	7.38	150.93	11.43	59.57	0.00	79.93	55.44
BUCHANAN P 1	PDP	8.30	24.91	0.844	2.53	86.78	6.40	28.29	0.00	52.09	43.41
CARLESTON 1	PDP	2.17	0.00	1.235	0.00	109.64	7.78	65.77	0.00	36.08	28.13
CARLESTON, HERBERT 3	PDP	2.93	9.52	1.788	5.81	193.49	14.75	92.47	0.00	86.27	66.54
CHMELAR, EUGENE -A- 1 L	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
CLEMMONS SUNBURST FEDERAL 001	PDP	17.75	41.71	5.226	12.28	513.00	49.53	177.70	0.00	285.77	209.06
CRONOS FEE 001	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
East Lusk 1 Fed #1H	PDP	315.59	378.71	113.612	136.33	10,930.04	1,327.69	687.11	0.00	8,915.24	7,039.42
ELKHORN 14	PDP	5.00	0.00	4.374	0.00	386.33	33.07	126.55	0.00	226.71	142.82
ELKHORN A ST 015658A 15	PDP	16.60	0.00	13.696	0.00	1,209.62	103.54	411.30	0.00	694.78	299.61
FIELDS 4-1	PDP	0.00	119.44	0.000	4.48	13.09	1.26	4.21	0.00	7.63	3.65
FISCHER #02	PDP	7.28	13.94	1.074	2.06	107.64	8.00	14.65	0.00	84.99	63.21
HERMES FEE 001	PDP	0.00	75.74	0.000	8.33	28.07	3.00	9.37	0.00	15.71	11.72
HERN 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
HOSS 7800 RA SUA;CUSHMAN 001	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
HOSS RA SUH;CUSHMAN 002	PDP	6.47	1,078.67	0.593	98.91	468.43	39.42	134.50	0.00	294.50	167.00
JENNINGS FEDERAL 001	PDP	142.57	47.80	103.365	34.65	9,571.82	919.53	1,863.75	0.00	6,788.55	2,729.46
KASPER 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
KINNEY ST #38	PDP	99.15	0.00	86.755	0.00	7,608.18	651.26	1,500.00	0.00	5,456.92	1,821.78
KINNEY ST #38	PDP	9.59	0.00	8.387	0.00	735.53	62.96	160.97	0.00	511.60	291.68
KORCZAK FED. #01	PDP	131.70	176.74	14.487	19.44	1,525.93	148.65	204.14	0.00	1,173.14	707.43
LORENZ 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MARQUIS #7 7	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MCCLINTIC -A- 1	PDP	105.50	126.60	6.003	7.20	581.27	41.93	184.75	0.00	354.59	130.90
MENZEL 1	PDP	7.87	0.00	4.582	0.00	406.67	28.87	158.74	0.00	219.06	126.37
MERCURY FEE 001	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MERSIOVSKY 2	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MERSLOVSKY #01	PDP	1.96	0.00	1.282	0.00	113.81	8.08	66.42	0.00	39.30	25.01

All Estimates Herein are Part of the PGH Petroleum & Environmental Engineers, L.L.C. Report and are Subject to its Conditions.

All Cases	PGH Petroleum & Environmental Engineers, L.L.C.	Date :	3/2/2012
		Time :	9:47:35AM
	Economic Information	File :	oint Reserves 2012-01.Phd

	Rsv	Gross Rem Resv		Net Rem Resv		Net	Sev + Adv	Oper	Capital	FNR	Disc FNR, BTax
Lease Name	Cat	Oil Mbbl	Gas MMcf	Oil Mbbl	Gas MMcf	Rev M$	Tax M$	Exp M$	Costs M$	BTax M$	@ 10%, M$
MILROSE-LORENZ 4	PDP	1.85	5.10	0.348	0.96	36.58	2.76	9.73	0.00	24.09	17.17
MILROSE-MARQUIS A 3	PDP	2.39	7.40	0.373	1.16	40.02	3.04	13.41	0.00	23.57	16.33
MILROSE-MARQUIS B 4	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MILROSE-VAHRENKAMP 1	PDP	1.11	2.83	0.162	0.41	16.88	1.27	7.62	0.00	7.99	6.21
MOERBE 5	PDP	2.69	0.00	1.147	0.00	101.83	7.23	51.74	0.00	42.86	30.39
MOERBE, VICTOR 3	PDP	0.13	1.19	0.097	0.87	13.86	1.14	11.81	0.00	0.92	0.88
NITSCHE, R.J. 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
NORTH AMERICAN WEISE 1	PDP	0.13	0.39	0.074	0.22	7.84	0.60	6.08	0.00	1.17	1.12
NORTH BILBREY 7 FEDERAL 001	PDP	0.00	1,352.89	0.000	490.33	2,681.69	302.74	442.34	0.00	1,936.60	826.22
NORTH BLOCK 12 UNIT	PDP	112.62	0.00	94.216	0.00	8,448.87	599.87	4,058.13	0.00	3,790.87	2,133.27
PETERS #5	PDP	1.45	6.94	0.828	3.97	97.28	7.60	66.36	0.00	23.32	17.50
PETERS ‘C’ 9	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PETERS 8	PDP	2.04	5.66	1.534	4.24	161.51	12.20	66.07	0.00	83.23	65.69
QUINOCO SULIMAR 001	PDP	60.20	0.00	51.473	0.00	4,591.23	440.30	1,343.76	0.00	2,807.18	1,366.15
RUSH SPRINGS MEDRANO UNIT	PDP	310.20	26.27	50.221	4.25	4,738.36	454.65	2,549.97	0.00	1,733.74	1,306.34
S & M ENERGY-LORENZ 3	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S & M ENERGY-MARQUIS 6	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S & M ENERGY-MOERBE 2	PDP	0.74	3.40	0.409	1.88	47.54	3.70	25.16	0.00	18.67	15.68
S & M ENERGY-PETERS B 7	PDP	6.63	11.11	3.535	5.92	349.19	25.82	172.52	0.00	150.85	88.27
S&M ENERGY-DEAN STUESSY -E- 7	PDP	0.00	7.64	0.000	4.07	24.41	2.44	16.70	0.00	5.26	4.57
S&M ENERGY-DEAN STUESSY A 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-DEAN STUESSY B 2	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-DEAN STUESSY C 4	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-DEAN STUESSY D 5	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-HERBERT STUESSY -A- 6	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-HERBERT STUESSY 3	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-PETERS A	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-SPRETZ 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-SPRETZ A 2	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SCOTT PETROLEUM-PETERS A 6	PDP	0.08	0.46	0.058	0.35	7.22	0.57	6.32	0.00	0.33	0.32
SHADE 0	PDP	29.89	164.40	22.972	124.70	3,178.59	259.88	1,627.32	0.00	1,291.39	758.61
SHEARN FEDERAL 003	PDP	4.88	0.00	4.028	0.00	365.51	35.05	172.36	0.00	158.10	143.04
STATE OF TEXAS -Z- 0	PDP	13.82	0.00	12.096	0.00	1,109.09	78.75	830.59	0.00	199.75	166.70
STAUSS 1	PDP	0.00	51.28	0.000	1.77	6.57	0.66	5.45	0.00	0.46	0.46
STEINBACH 2	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STEINBACH ET AL 1	PDP	2.16	12.35	0.994	5.68	122.30	9.67	55.78	0.00	56.85	39.60

All Estimates Herein are Part of the PGH Petroleum & Environmental Engineers, L.L.C. Report and are Subject to its Conditions.

All Cases	PGH Petroleum & Environmental Engineers, L.L.C.	Date :	3/2/2012
		Time :	9:47:35AM
	Economic Information	File :	oint Reserves 2012-01.Phd

	Rsv	Gross Rem Resv		Net Rem Resv		Net	Sev + Adv	Oper	Capital	FNR	Disc FNR, BTax
Lease Name	Cat	Oil Mbbl	Gas MMcf	Oil Mbbl	Gas MMcf	Rev M$	Tax M$	Exp M$	Costs M$	BTax M$	@ 10%, M$

SUNBURST SPENCE FEDERAL 002	PDP	0.02	0.15	0.006	0.04	0.67	0.06	0.59	0.00	0.01	0.01
URBAN #2 2	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
URBAN #3 3	PDP	2.11	10.31	1.455	7.10	171.66	13.42	112.04	0.00	46.20	34.46
URBAN 1	PDP	0.58	3.36	0.230	1.32	28.28	2.24	17.23	0.00	8.81	7.34
WACHSMANN 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Proved Rsv Class
Behind Pipe Rsv Category	Total	203.11	1,851.38	22.34	146.81	2,766.06	273.37	281.33	62.04	2,149.32	1,301.01
KORCZAK FED. #01	PBP	203.11	272.57	22.342	29.98	2,353.34	229.25	219.42	17.04	1,887.63	1,093.00
MERCURY FEE #01	PBP	0.00	1,578.81	0.000	116.83	412.73	44.12	61.91	45.00	261.70	208.01

Proved Rsv Class
Undeveloped Rsv Category	Total	956.76	1,792.05	206.17	336.08	20,353.11	2,074.95	2,686.05	4,861.55	10,730.57	5,123.25
BUCHANAN -L- PUD #01	PUD	75.05	222.89	7.625	22.65	771.79	56.96	276.93	150.00	287.90	117.79
BUCHANAN -M- PUD #01	PUD	69.01	204.96	7.012	20.82	706.09	52.14	160.85	150.00	343.10	110.58
BUCHANAN -M- PUD #02	PUD	69.01	204.96	7.012	20.82	706.09	52.14	160.86	150.00	343.09	93.72
East Lusk 1 Fed #2H	PUD	192.93	331.33	69.455	119.28	6,831.59	831.41	445.57	2,493.75	3,060.86	1,631.89
FLYING M SOUTH (ABO) PUD #01	PUD	215.94	360.61	63.572	106.16	6,303.81	609.35	432.35	1,099.00	4,163.11	2,131.42
KORCZAK FED. PUD #1	PUD	203.41	272.98	22.375	30.03	2,356.90	229.60	211.30	340.80	1,575.20	782.72
MCCLINTIC -A- PUD #01	PUD	104.30	187.73	5.934	10.68	585.90	42.58	143.01	78.00	322.31	77.47
QUINOCO SULIMAR PUD #01	PUD	27.11	6.59	23.182	5.63	2,090.94	200.78	855.18	400.00	634.99	177.66

All Estimates Herein are Part of the PGH Petroleum & Environmental Engineers, L.L.C. Report and are Subject to its Conditions.

– One-Line Summary –

Sort by

Field

All Cases	PGH Petroleum & Environmental Engineers, L.L.C.	Date :	3/2/2012
		Time :	9:49:01AM
	Economic Information	File :	oint Reserves 2012-01.Phd

	Rsv	Gross Rem Resv		Net Rem Resv		Net	Sev + Adv	Oper	Capital	FNR	Disc FNR, BTax
Lease Name	Cat	Oil Mbbl	Gas MMcf	Oil Mbbl	Gas MMcf	Rev M$	Tax M$	Exp M$	Costs M$	BTax M$	@ 10%, M$

Grand Total	Total	3,424.42	8,037.26	1,006.07	1,570.31	99,525.66	9,513.30	27,770.07	4,923.59	57,318.70	31,327.05
APACHE Field
APACHE BROMIDE SAND UNIT	PDP	755.83	354.29	145.951	68.41	13,729.85	1,317.38	6,527.65	0.00	5,884.82	3,342.66

BIG MUDDY Field	Total	21.60	0.00	18.07	0.00	1,595.95	136.61	537.85	0.00	921.49	442.42
ELKHORN 14	PDP	5.00	0.00	4.374	0.00	386.33	33.07	126.55	0.00	226.71	142.82
ELKHORN A ST 015658A 15	PDP	16.60	0.00	13.696	0.00	1,209.62	103.54	411.30	0.00	694.78	299.61
BIG MUDDY (DAKOTA) Field
KINNEY ST #38	PDP	99.15	0.00	86.755	0.00	7,608.18	651.26	1,500.00	0.00	5,456.92	1,821.78
BIG MUDDY (WALL CREEK) Field
KINNEY ST #38	PDP	9.59	0.00	8.387	0.00	735.53	62.96	160.97	0.00	511.60	291.68
BILBREY Field
NORTH BILBREY 7 FEDERAL 001	PDP	0.00	1,352.89	0.000	490.33	2,681.69	302.74	442.34	0.00	1,936.60	826.22
BLOCK 6 Field
STATE OF TEXAS -Z- 0	PDP	13.82	0.00	12.096	0.00	1,109.09	78.75	830.59	0.00	199.75	166.70

BLOCK A-49 Field	Total	134.10	0.00	107.08	0.00	9,623.88	683.30	4,534.16	0.00	4,406.43	2,571.61
ARROWHEAD #1-49	PDP	21.48	0.00	12.860	0.00	1,175.01	83.43	476.03	0.00	615.56	438.35
NORTH BLOCK 12 UNIT	PDP	112.62	0.00	94.216	0.00	8,448.87	599.87	4,058.13	0.00	3,790.87	2,133.27
CHICKASHA Field
RUSH SPRINGS MEDRANO UNIT	PDP	310.20	26.27	50.221	4.25	4,738.36	454.65	2,549.97	0.00	1,733.74	1,306.34

FLYING M Field	Total	17.77	41.86	5.23	12.32	513.67	49.60	178.29	0.00	285.78	209.07
CLEMMONS SUNBURST FEDERAL 001	PDP	17.75	41.71	5.226	12.28	513.00	49.53	177.70	0.00	285.77	209.06
SUNBURST SPENCE FEDERAL 002	PDP	0.02	0.15	0.006	0.04	0.67	0.06	0.59	0.00	0.01	0.01
FLYING M SOUTH (ABO) Field
FLYING M SOUTH (ABO) PUD #01	PUD	215.94	360.61	63.572	106.16	6,303.81	609.35	432.35	1,099.00	4,163.11	2,131.42

GIDDINGS Field	Total	29.89	164.40	22.97	124.70	3,178.59	259.88	1,627.32	0.00	1,291.39	758.61
CHMELAR, EUGENE -A- 1 L	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SHADE 0	PDP	29.89	164.40	22.972	124.70	3,178.59	259.88	1,627.32	0.00	1,291.39	758.61

LONGWOOD Field	Total	6.47	1,078.67	0.59	98.91	468.43	39.42	134.50	0.00	294.50	167.00
HOSS 7800 RA SUA;CUSHMAN 001	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
HOSS RA SUH;CUSHMAN 002	PDP	6.47	1,078.67	0.593	98.91	468.43	39.42	134.50	0.00	294.50	167.00

LOVING Field	Total	0.00	1,654.55	0.00	125.16	440.80	47.12	71.28	45.00	277.40	219.73

All Estimates Herein are Part of the PGH Petroleum & Environmental Engineers, L.L.C. Report and are Subject to its Conditions.

All Cases	PGH Petroleum & Environmental Engineers, L.L.C.	Date :	3/2/2012
		Time :	9:49:01AM
	Economic Information	File :	oint Reserves 2012-01.Phd

	Rsv	Gross Rem Resv		Net Rem Resv		Net	Sev + Adv	Oper	Capital	FNR	Disc FNR, BTax
Lease Name	Cat	Oil Mbbl	Gas MMcf	Oil Mbbl	Gas MMcf	Rev M$	Tax M$	Exp M$	Costs M$	BTax M$	@ 10%, M$

CRONOS FEE 001	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
HERMES FEE 001	PDP	0.00	75.74	0.000	8.33	28.07	3.00	9.37	0.00	15.71	11.72
MERCURY FEE 001	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MERCURY FEE #01	PBP	0.00	1,578.81	0.000	116.83	412.73	44.12	61.91	45.00	261.70	208.01

LUSK Field	Total	1,194.19	1,480.12	349.66	369.72	33,935.12	3,721.17	3,803.65	2,851.59	23,558.72	14,126.95
East Lusk 1 Fed #1H	PDP	315.59	378.71	113.612	136.33	10,930.04	1,327.69	687.11	0.00	8,915.24	7,039.42
JENNINGS FEDERAL 001	PDP	142.57	47.80	103.365	34.65	9,571.82	919.53	1,863.75	0.00	6,788.55	2,729.46
KORCZAK FED. #01	PDP	131.70	176.74	14.487	19.44	1,525.93	148.65	204.14	0.00	1,173.14	707.43
SHEARN FEDERAL 003	PDP	4.88	0.00	4.028	0.00	365.51	35.05	172.36	0.00	158.10	143.04
KORCZAK FED. #01	PBP	203.11	272.57	22.342	29.98	2,353.34	229.25	219.42	17.04	1,887.63	1,093.00
East Lusk 1 Fed #2H	PUD	192.93	331.33	69.455	119.28	6,831.59	831.41	445.57	2,493.75	3,060.86	1,631.89
KORCZAK FED. PUD #1	PUD	203.41	272.98	22.375	30.03	2,356.90	229.60	211.30	340.80	1,575.20	782.72
PUTNAM Field
FIELDS 4-1	PDP	0.00	119.44	0.000	4.48	13.09	1.26	4.21	0.00	7.63	3.65

SERBIN Field	Total	37.07	87.65	18.85	43.98	1,936.19	145.11	955.56	0.00	835.52	566.55
CARLESTON 1	PDP	2.17	0.00	1.235	0.00	109.64	7.78	65.77	0.00	36.08	28.13
CARLESTON, HERBERT 3	PDP	2.93	9.52	1.788	5.81	193.49	14.75	92.47	0.00	86.27	66.54
HERN 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
KASPER 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
LORENZ 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MARQUIS #7 7	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MENZEL 1	PDP	7.87	0.00	4.582	0.00	406.67	28.87	158.74	0.00	219.06	126.37
MERSIOVSKY 2	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MILROSE-LORENZ 4	PDP	1.85	5.10	0.348	0.96	36.58	2.76	9.73	0.00	24.09	17.17
MILROSE-MARQUIS A 3	PDP	2.39	7.40	0.373	1.16	40.02	3.04	13.41	0.00	23.57	16.33
MILROSE-MARQUIS B 4	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MILROSE-VAHRENKAMP 1	PDP	1.11	2.83	0.162	0.41	16.88	1.27	7.62	0.00	7.99	6.21
MOERBE 5	PDP	2.69	0.00	1.147	0.00	101.83	7.23	51.74	0.00	42.86	30.39
MOERBE, VICTOR 3	PDP	0.13	1.19	0.097	0.87	13.86	1.14	11.81	0.00	0.92	0.88
NITSCHE, R.J. 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
NORTH AMERICAN WEISE 1	PDP	0.13	0.39	0.074	0.22	7.84	0.60	6.08	0.00	1.17	1.12
PETERS #5	PDP	1.45	6.94	0.828	3.97	97.28	7.60	66.36	0.00	23.32	17.50
PETERS ‘C’ 9	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PETERS 8	PDP	2.04	5.66	1.534	4.24	161.51	12.20	66.07	0.00	83.23	65.69

All Estimates Herein are Part of the PGH Petroleum & Environmental Engineers, L.L.C. Report and are Subject to its Conditions.

All Cases	PGH Petroleum & Environmental Engineers, L.L.C.	Date :	3/2/2012
		Time :	9:49:01AM
	Economic Information	File :	oint Reserves 2012-01.Phd

	0000	0000	0000	0000	0000	0000	0000	0000	0000	0000	0000
	Rsv	Gross Rem Resv		Net Rem Resv		Net	Sev + Adv	Oper	Capital	FNR	Disc FNR, BTax
Lease Name	Cat	Oil Mbbl	Gas MMcf	Oil Mbbl	Gas MMcf	Rev M$	Tax M$	Exp M$	Costs M$	BTax M$	@ 10%, M$

S & M ENERGY-LORENZ 3	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S & M ENERGY-MARQUIS 6	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S & M ENERGY-MOERBE 2	PDP	0.74	3.40	0.409	1.88	47.54	3.70	25.16	0.00	18.67	15.68
S & M ENERGY-PETERS B 7	PDP	6.63	11.11	3.535	5.92	349.19	25.82	172.52	0.00	150.85	88.27
S&M ENERGY-DEAN STUESSY -E- 7	PDP	0.00	7.64	0.000	4.07	24.41	2.44	16.70	0.00	5.26	4.57
S&M ENERGY-DEAN STUESSY A 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-DEAN STUESSY B 2	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-DEAN STUESSY C 4	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-DEAN STUESSY D 5	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-HERBERT STUESSY -A- 6	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-HERBERT STUESSY 3	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-PETERS A	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-SPRETZ 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-SPRETZ A 2	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
SCOTT PETROLEUM-PETERS A 6	PDP	0.08	0.46	0.058	0.35	7.22	0.57	6.32	0.00	0.33	0.32
STEINBACH 2	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STEINBACH ET AL 1	PDP	2.16	12.35	0.994	5.68	122.30	9.67	55.78	0.00	56.85	39.60
URBAN #2 2	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
URBAN #3 3	PDP	2.11	10.31	1.455	7.10	171.66	13.42	112.04	0.00	46.20	34.46
URBAN 1	PDP	0.58	3.36	0.230	1.32	28.28	2.24	17.23	0.00	8.81	7.34
WACHSMANN 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00

SERBIN (TAYLOR SAND) Field	Total	9.24	13.94	2.36	2.06	221.44	16.08	81.07	0.00	124.29	88.23
FISCHER #02	PDP	7.28	13.94	1.074	2.06	107.64	8.00	14.65	0.00	84.99	63.21
MERSLOVSKY #01	PDP	1.96	0.00	1.282	0.00	113.81	8.08	66.42	0.00	39.30	25.01

SPRABERRY Field	Total	164.89	424.15	12.04	37.44	1,233.35	91.12	452.26	0.00	689.97	342.60
BUCHANAN -L- Lease	PDP	37.39	200.05	3.799	20.32	414.38	31.37	179.65	0.00	203.36	112.86
BUCHANAN M 1	PDP	13.70	72.60	1.392	7.38	150.93	11.43	59.57	0.00	79.93	55.44
BUCHANAN P 1	PDP	8.30	24.91	0.844	2.53	86.78	6.40	28.29	0.00	52.09	43.41
MCCLINTIC -A- 1	PDP	105.50	126.60	6.003	7.20	581.27	41.93	184.75	0.00	354.59	130.90

SPRABERRY (TREND AREA) Field	Total	317.36	820.54	27.58	74.98	2,769.88	203.82	741.65	528.00	1,296.41	399.56
BUCHANAN -L- PUD #01	PUD	75.05	222.89	7.625	22.65	771.79	56.96	276.93	150.00	287.90	117.79
BUCHANAN -M- PUD #01	PUD	69.01	204.96	7.012	20.82	706.09	52.14	160.85	150.00	343.10	110.58
BUCHANAN -M- PUD #02	PUD	69.01	204.96	7.012	20.82	706.09	52.14	160.86	150.00	343.09	93.72
MCCLINTIC -A- PUD #01	PUD	104.30	187.73	5.934	10.68	585.90	42.58	143.01	78.00	322.31	77.47

All Estimates Herein are Part of the PGH Petroleum & Environmental Engineers, L.L.C. Report and are Subject to its Conditions.

All Cases	PGH Petroleum & Environmental Engineers, L.L.C.	Date :	3/2/2012
		Time :	9:49:01AM
	Economic Information	File :	oint Reserves 2012-01.Phd

	Rsv	Gross Rem Resv		Net Rem Resv		Net	Sev + Adv	Oper	Capital	FNR	Disc FNR, BTax
Lease Name	Cat	Oil Mbbl	Gas MMcf	Oil Mbbl	Gas MMcf	Rev M$	Tax M$	Exp M$	Costs M$	BTax M$	@ 10%, M$

SULIMAR Field
QUINOCO SULIMAR 001	PDP	60.20	0.00	51.473	0.00	4,591.23	440.30	1,343.76	0.00	2,807.18	1,366.15
SULIMAR (QUEEN) Field
QUINOCO SULIMAR PUD #01	PUD	27.11	6.59	23.182	5.63	2,090.94	200.78	855.18	400.00	634.99	177.66
TULETA, W. Field
STAUSS 1	PDP	0.00	51.28	0.000	1.77	6.57	0.66	5.45	0.00	0.46	0.46

All Estimates Herein are Part of the PGH Petroleum & Environmental Engineers, L.L.C. Report and are Subject to its Conditions.

– One-Line Summary –

Value Sort

Sort by

PW 10%

All Cases	PGH Petroleum & Environmental Engineers, L.L.C.	Date :	3/2/2012
		Time :	9:57:51AM
	Economic Information	File :	oint Reserves 2012-01.Phd

	Septe	Septe	Septe	Septe	Septe	Septe	Septe	Septe	Septe	Septe	Septe
											Disc FNR,
	Rsv	Gross Rem Resv		Net Rem Resv		Net	Sev + Adv	Oper	Capital	FNR	BTax
Lease Name	Cat	Oil Mbbl	Gas MMcf	Oil Mbbl	Gas MMcf	Rev M$	Tax M$	Exp M$	Costs M$	BTax M$	@ 10%, M$

Proved Rsv Class	Total	3,424.42	8,037.26	1,006.07	1,570.31	99,525.66	9,513.30	27,770.07	4,923.59	57,318.70	31,327.05

East Lusk 1 Fed #1H	PDP	315.59	378.71	113.612	136.33	10,930.04	1,327.69	687.11	0.00	8,915.24	7,039.42
APACHE BROMIDE SAND UNIT	PDP	755.83	354.29	145.951	68.41	13,729.85	1,317.38	6,527.65	0.00	5,884.82	3,342.66
JENNINGS FEDERAL 001	PDP	142.57	47.80	103.365	34.65	9,571.82	919.53	1,863.75	0.00	6,788.55	2,729.46
NORTH BLOCK 12 UNIT	PDP	112.62	0.00	94.216	0.00	8,448.87	599.87	4,058.13	0.00	3,790.87	2,133.27
FLYING M SOUTH (ABO) PUD #01	PUD	215.94	360.61	63.572	106.16	6,303.81	609.35	432.35	1,099.00	4,163.11	2,131.42
KINNEY ST #38	PDP	99.15	0.00	86.755	0.00	7,608.18	651.26	1,500.00	0.00	5,456.92	1,821.78
East Lusk 1 Fed #2H	PUD	192.93	331.33	69.455	119.28	6,831.59	831.41	445.57	2,493.75	3,060.86	1,631.89
QUINOCO SULIMAR 001	PDP	60.20	0.00	51.473	0.00	4,591.23	440.30	1,343.76	0.00	2,807.18	1,366.15
RUSH SPRINGS MEDRANO UNIT	PDP	310.20	26.27	50.221	4.25	4,738.36	454.65	2,549.97	0.00	1,733.74	1,306.34
KORCZAK FED. #01	PBP	203.11	272.57	22.342	29.98	2,353.34	229.25	219.42	17.04	1,887.63	1,093.00
NORTH BILBREY 7 FEDERAL 001	PDP	0.00	1,352.89	0.000	490.33	2,681.69	302.74	442.34	0.00	1,936.60	826.22
KORCZAK FED. PUD #1	PUD	203.41	272.98	22.375	30.03	2,356.90	229.60	211.30	340.80	1,575.20	782.72
SHADE 0	PDP	29.89	164.40	22.972	124.70	3,178.59	259.88	1,627.32	0.00	1,291.39	758.61
KORCZAK FED. #01	PDP	131.70	176.74	14.487	19.44	1,525.93	148.65	204.14	0.00	1,173.14	707.43
ARROWHEAD #1-49	PDP	21.48	0.00	12.860	0.00	1,175.01	83.43	476.03	0.00	615.56	438.35
ELKHORN A ST 015658A 15	PDP	16.60	0.00	13.696	0.00	1,209.62	103.54	411.30	0.00	694.78	299.61
KINNEY ST #38	PDP	9.59	0.00	8.387	0.00	735.53	62.96	160.97	0.00	511.60	291.68
CLEMMONS SUNBURST FEDERAL 001	PDP	17.75	41.71	5.226	12.28	513.00	49.53	177.70	0.00	285.77	209.06
MERCURY FEE #01	PBP	0.00	1,578.81	0.000	116.83	412.73	44.12	61.91	45.00	261.70	208.01
QUINOCO SULIMAR PUD #01	PUD	27.11	6.59	23.182	5.63	2,090.94	200.78	855.18	400.00	634.99	177.66
HOSS RA SUH;CUSHMAN 002	PDP	6.47	1,078.67	0.593	98.91	468.43	39.42	134.50	0.00	294.50	167.00
STATE OF TEXAS -Z- 0	PDP	13.82	0.00	12.096	0.00	1,109.09	78.75	830.59	0.00	199.75	166.70
SHEARN FEDERAL 003	PDP	4.88	0.00	4.028	0.00	365.51	35.05	172.36	0.00	158.10	143.04
ELKHORN 14	PDP	5.00	0.00	4.374	0.00	386.33	33.07	126.55	0.00	226.71	142.82
MCCLINTIC -A- 1	PDP	105.50	126.60	6.003	7.20	581.27	41.93	184.75	0.00	354.59	130.90
MENZEL 1	PDP	7.87	0.00	4.582	0.00	406.67	28.87	158.74	0.00	219.06	126.37
BUCHANAN -L- PUD #01	PUD	75.05	222.89	7.625	22.65	771.79	56.96	276.93	150.00	287.90	117.79
BUCHANAN -L- Lease	PDP	37.39	200.05	3.799	20.32	414.38	31.37	179.65	0.00	203.36	112.86
BUCHANAN -M- PUD #01	PUD	69.01	204.96	7.012	20.82	706.09	52.14	160.85	150.00	343.10	110.58
BUCHANAN -M- PUD #02	PUD	69.01	204.96	7.012	20.82	706.09	52.14	160.86	150.00	343.09	93.72
S & M ENERGY-PETERS B 7	PDP	6.63	11.11	3.535	5.92	349.19	25.82	172.52	0.00	150.85	88.27
MCCLINTIC -A- PUD #01	PUD	104.30	187.73	5.934	10.68	585.90	42.58	143.01	78.00	322.31	77.47
CARLESTON, HERBERT 3	PDP	2.93	9.52	1.788	5.81	193.49	14.75	92.47	0.00	86.27	66.54
PETERS 8	PDP	2.04	5.66	1.534	4.24	161.51	12.20	66.07	0.00	83.23	65.69

All Estimates Herein are Part of the PGH Petroleum & Environmental Engineers, L.L.C. Report and are Subject to its Conditions.

All Cases	PGH Petroleum & Environmental Engineers, L.L.C.	Date :	3/2/2012
		Time :	9:57:51AM
	Economic Information	File :	oint Reserves 2012-01.Phd

	Septe	Septe	Septe	Septe	Septe	Septe	Septe	Septe	Septe	Septe	Septe
											Disc FNR,
	Rsv	Gross Rem Resv		Net Rem Resv		Net	Sev + Adv	Oper	Capital	FNR	BTax
Lease Name	Cat	Oil Mbbl	Gas MMcf	Oil Mbbl	Gas MMcf	Rev M$	Tax M$	Exp M$	Costs M$	BTax M$	@ 10%, M$

FISCHER #02	PDP	7.28	13.94	1.074	2.06	107.64	8.00	14.65	0.00	84.99	63.21
BUCHANAN M 1	PDP	13.70	72.60	1.392	7.38	150.93	11.43	59.57	0.00	79.93	55.44
BUCHANAN P 1	PDP	8.30	24.91	0.844	2.53	86.78	6.40	28.29	0.00	52.09	43.41
STEINBACH ET AL 1	PDP	2.16	12.35	0.994	5.68	122.30	9.67	55.78	0.00	56.85	39.60
URBAN #3 3	PDP	2.11	10.31	1.455	7.10	171.66	13.42	112.04	0.00	46.20	34.46
MOERBE 5	PDP	2.69	0.00	1.147	0.00	101.83	7.23	51.74	0.00	42.86	30.39
CARLESTON 1	PDP	2.17	0.00	1.235	0.00	109.64	7.78	65.77	0.00	36.08	28.13
MERSLOVSKY #01	PDP	1.96	0.00	1.282	0.00	113.81	8.08	66.42	0.00	39.30	25.01
PETERS #5	PDP	1.45	6.94	0.828	3.97	97.28	7.60	66.36	0.00	23.32	17.50
MILROSE-LORENZ 4	PDP	1.85	5.10	0.348	0.96	36.58	2.76	9.73	0.00	24.09	17.17
MILROSE-MARQUIS A 3	PDP	2.39	7.40	0.373	1.16	40.02	3.04	13.41	0.00	23.57	16.33
S & M ENERGY-MOERBE 2	PDP	0.74	3.40	0.409	1.88	47.54	3.70	25.16	0.00	18.67	15.68
HERMES FEE 001	PDP	0.00	75.74	0.000	8.33	28.07	3.00	9.37	0.00	15.71	11.72
URBAN 1	PDP	0.58	3.36	0.230	1.32	28.28	2.24	17.23	0.00	8.81	7.34
MILROSE-VAHRENKAMP 1	PDP	1.11	2.83	0.162	0.41	16.88	1.27	7.62	0.00	7.99	6.21
S&M ENERGY-DEAN STUESSY -E- 7	PDP	0.00	7.64	0.000	4.07	24.41	2.44	16.70	0.00	5.26	4.57
FIELDS 4-1	PDP	0.00	119.44	0.000	4.48	13.09	1.26	4.21	0.00	7.63	3.65
NORTH AMERICAN WEISE 1	PDP	0.13	0.39	0.074	0.22	7.84	0.60	6.08	0.00	1.17	1.12
MOERBE, VICTOR 3	PDP	0.13	1.19	0.097	0.87	13.86	1.14	11.81	0.00	0.92	0.88
STAUSS 1	PDP	0.00	51.28	0.000	1.77	6.57	0.66	5.45	0.00	0.46	0.46
SCOTT PETROLEUM-PETERS A 6	PDP	0.08	0.46	0.058	0.35	7.22	0.57	6.32	0.00	0.33	0.32
SUNBURST SPENCE FEDERAL 002	PDP	0.02	0.15	0.006	0.04	0.67	0.06	0.59	0.00	0.01	0.01
CHMELAR, EUGENE -A- 1 L	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
CRONOS FEE 001	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
HERN 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
HOSS 7800 RA SUA;CUSHMAN 001	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
KASPER 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
LORENZ 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MARQUIS #7 7	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MERCURY FEE 001	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MERSIOVSKY 2	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
MILROSE-MARQUIS B 4	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
NITSCHE, R.J. 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PETERS ‘C’ 9	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S & M ENERGY-LORENZ 3	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S & M ENERGY-MARQUIS 6	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00

All Estimates Herein are Part of the PGH Petroleum & Environmental Engineers, L.L.C. Report and are Subject to its Conditions.

All Cases	PGH Petroleum & Environmental Engineers, L.L.C.	Date :	3/2/2012
		Time :	9:57:51AM
	Economic Information	File :	oint Reserves 2012-01.Phd

	Septem	Septem	Septem	Septem	Septem	Septem	Septem	Septem	Septem	Septem	Septem
											Disc FNR,
	Rsv	Gross Rem Resv		Net Rem Resv		Net	Sev + Adv	Oper	Capital	FNR	BTax
Lease Name	Cat	Oil Mbbl	Gas MMcf	Oil Mbbl	Gas MMcf	Rev M$	Tax M$	Exp M$	Costs M$	BTax M$	@ 10%, M$

S&M ENERGY-DEAN STUESSY A 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-DEAN STUESSY B 2	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-DEAN STUESSY C 4	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-DEAN STUESSY D 5	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-HERBERT STUESSY -A- 6	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-HERBERT STUESSY 3	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-PETERS A	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-SPRETZ 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
S&M ENERGY-SPRETZ A 2	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
STEINBACH 2	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
URBAN #2 2	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00
WACHSMANN 1	PDP	0.00	0.00	0.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00

All Estimates Herein are Part of the PGH Petroleum & Environmental Engineers, L.L.C. Report and are Subject to its Conditions.